UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 15, 2004

CYBERONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19806 (Commission file number)	76-0236465 (IRS Employer Identification No.)

Cyberonics Building
100 Cyberonics Boulevard
Houston, Texas 77058
(Address of principal executive offices) (Zip code)

(281) 228-7200
Registrant’s telephone number, including area code:

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Press Release dated September 15, 2004

Item 2.02 Results of Operations and Financial Condition

     On September 15, 2004, Cyberonics, Inc. (“Company”) issued a press release announcing that the Company’s Board of Directors, after consulting with its financial advisor, Merrill Lynch & Co., has unanimously rejected Advanced Neuromodulation Systems Inc.’s invitation to “meet to discuss a business combination.” The Company also conducted a conference call during which it discussed the press release. A copy of the press release is attached as an exhibit.

     In accordance with General Instruction B.2. of Form 8-K, the Press Release attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

99.1     Press Release of Cyberonics, Inc. dated as of September 15, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYBERONICS, INC.
/s/ David S. Wise
David S. Wise
Vice President, General Counsel and Secretary

Date: September 16, 2004

EXHIBIT LIST

     99.1          Press Release of Cyberonics, Inc. dated as of September 15, 2004.